SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): August 29, 2008

SOMERSET INTERNATIONAL GROUP, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

DELAWARE	0-10854	13-27956-75
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

90 WASHINGTON VALLEY ROAD
BEDMINSTER, NEW JERSEY 07921
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(908) 719-8909
(ISSUER TELEPHONE NUMBER)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD LOOKING STATEMENTS

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant’s management as well as estimates and assumptions made by Registrant’s management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to Registrant or Registrant’s management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant’s industry, Registrant’s operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

ITEM 1.01 ENTER INTO A MATERIAL DEFINITIVE AGREEMENT.

On August 29, 2008, the Board of Directors (the “Board”) of Somerset International Group, Inc. (“we”, “our” or the “Company”) adopted the 2008 Equity Incentive Plan (the “Plan”).

The following description of the Plan is only a summary of the important provisions of the Plan and does not contain all of the terms and conditions thereof. Such description is qualified in its entirety by the entire Plan, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated herein by reference.

ADMINISTRATION. The Plan will be administered by a compensation committee (the “Committee”) appointed by the Board. Subject to the express terms and conditions of the Plan, the Committee will have full power to make awards, to construe or interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it and to make all other determinations necessary or advisable for its administration. Except as otherwise provided in the Plan, the Board may also determine which persons shall be granted awards, the nature of the awards granted, the number of shares subject to awards and the time at which awards shall be made.

SHARES SUBJECT TO THE PLAN. Pursuant to the terms of 2008 Plan, the total number of shares reserved and available for grant and issuance shall be 2,500,000 shares. However, the maximum number of shares granted hereunder to any one person may not exceed 20% of the total shares subject to the Plan.

OPTIONS. Options may be granted to eligible persons, and the exercise period and price shall be determined by the Committee.  But no option shall be exercisable after the expiration of 10 years from the date the option is granted, and provided further that no option granted to a person who directly or by attribution owns more than 10% of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company (“10% Shareholder”) shall be exercisable after the expiration of 5 years from the date the option is granted. Also, the exercise price may not be less than the par value of a share on the date of grant provided that: (i) the exercise price shall be not less than 100% of the Fair Market Value of the shares on the date of grant; (ii) the exercise price of the options granted to a 10% Shareholder shall not be less than 110% of the Fair Market Value of the shares on the date of grant; and (iii) the exercise price of any option granted that the Committee intends to qualify under Section 162(m) of the Internal Revenue Code of 1986, shall not be less than 100% of the Fair Market Value of the shares on the date of grant.

ELIGIBILITY. Persons eligible for awards under the Plan will be limited to directors, officers, employees, consultants and advisors of the Company and our subsidiaries.

TERMINATION. If the participant is terminated for any reason except death or disability, then participant may exercise such options only to the extent that such options would have been exercisable upon the termination date no later than 3 months after the termination date, but in any event, no later than the expiration date of the options. If the participant is terminated because of death or disability (or the participant dies within 3 months of such termination), then his options may be exercised only to the extent that such options would have been exercisable by participant on the termination date and must be exercised by participant no later than 12 months after the termination date, but in any event no later than the expiration date of the options.

RESTRICTIONS ON TRANSFERABILITY. The awards granted under the plan and any interest therein shall not be transferred or assigned, other than by will or by the laws of descent and distribution or as consistent with the terms of the plan and award agreements. The awards shall be exercised only by the participant.

RESTRICTIONS ON SHARES. At the discretion of the Committee, we may reserve to itself and/or its assignee(s) in the award agreement a right of first refusal to purchase all shares that a participant (or a subsequent transferee) may propose to transfer to a third party.

As is customary in incentive plans of this nature, each share limit and the number and kind of shares available under the 2008 Plan and any outstanding awards, as well as the exercise or purchase prices of awards are subject to adjustment in the event of a merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company.

On August 29, 2008, we also entered into an amendment to extend the Employment Agreement dated January 6, 2004 between our company and John X. Adiletta for an additional 3 years from January 6, 2009. A copy of the amendment is attached to this Current Report on Form 8-K as Exhibit 10.2 and incorporated herein by reference.

Both the Plan and the amended employment agreement with John X. Adiletta were approved by a majority of the issued and outstanding shares of the Company.

ITEM 9.01 EXHIBITS.

10.1	Somerset International Group, Inc. 2008 Equity Incentive Plan
10.2	Amendment No.1 to Employment Agreement Dated January 6, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Somerset International Group, Inc.

By: /s/ John X. Adiletta
JOHN X. ADILETTA
President

Dated: September 22, 2008